                                  FIRST AMENDMENT TO
                             SALE AND SERVICING AGREEMENT

                                         AND

                                  FIRST AMENDMENT TO
                                   TRUST AGREEMENT

     FIRST AMENDMENT TO SALE AND SERVICING AGREEMENT and FIRST AMENDMENT TO TRUST AGREEMENT (this "Amendment"), dated as of January 31, 1996, by and among Hattiesburg Gas Storage Company, a Delaware general partnership ("HGSC"), Hattiesburg Industrial Gas Sales Company, a Delaware corporation ("HIG"), Wilmington Trust Company, as Owner Trustee (the "Owner Trustee"), and FRGC Owner Trust, a Delaware business trust (the "Trust").

                                     WITNESSETH:

     WHEREAS, HGSC, HIG and the Owner Trustee entered into the Trust Agreement dated as of November 21, 1995 (the "Trust Agreement"), providing for the formation of the Trust;

     WHEREAS, HGSC, HIG and the Trust entered into the Sale and Servicing Agreement dated as of November 21, 1995 (the "S&S Agreement"), providing for the sale to the Trust of certain receivables of HGSC and HIG, and pursuant to which HIG agreed to act as servicer of such receivables;

     WHEREAS, pursuant to Article XI of the Trust Agreement and Article IX of the S&S Agreement, the parties hereto desire to amend certain definitions contained in Appendix A to the S&S Agreement, which definitions also apply to the Trust Agreement pursuant to Article I of the Trust Agreement, in order to resolve an ambiguity with respect to certain distribution calculations and payment provisions; and

     WHEREAS, the parties hereto desire to reaffirm the provisions of the Trust Agreement and the S&S Agreement subject to the amendments contained herein;

     NOW, THEREFORE, in consideration of the premises and of the mutual terms and covenants contained herein, the parties hereto agree as follows:

     1. All capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Trust Agreement and the S&S Agreement.

     2. APPENDIX A to the S&S Agreement is hereby amended and restated in its entirety as set forth in APPENDIX A attached hereto (the only changes to such APPENDIX A intended by the parties in this Amendment are changes to the definitions of the terms "Monthly Fixed Return" and "Total Available Amount"). Pursuant to Article I of the Trust Agreement, such amendment shall also apply to the Trust Agreement to the extent applicable.

     3. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     4. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of New York, excluding choice-of-law principles of the laws of such State that would require the application of the laws of a jurisdiction other than such State.

     5. As amended by this Amendment, the Trust Agreement and the S&S Agreement remain in full force and effect and the parties hereto hereby reaffirm the Trust Agreement and the S&S Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                              HATTIESBURG GAS STORAGE COMPANY


                              By:  HATTIESBURG INDUSTRIAL GAS
                                    SALES COMPANY,
                                    its General Partner


                              By: /s/ J. A. Ballew
                                  ---------------------------------------------
                                     J. A. Ballew, Vice President


                              HATTIESBURG INDUSTRIAL GAS SALES
                               COMPANY


                              By: /s/ J. A. Ballew
                                  ---------------------------------------------
                                     J. A. Ballew, Vice President


                              WILMINGTON TRUST COMPANY,
                               not in its individual capacity
                               but solely as Owner Trustee


                              By:  /s/ W. Chris Sponenberg
                                  ---------------------------------------------
                              Name:  W. Chris Sponenberg
                                    -------------------------------------------
                              Title: Financial Services Officer
                                     ------------------------------------------


                              FRGC OWNER TRUST


                              By:  WILMINGTON TRUST COMPANY,
                                    not in its individual capacity
                                    but solely as Owner Trustee


                                   By:   /s/ W. Chris Sponenberg
                                       ----------------------------------------
                                   Name:  W. Chris Sponenberg
                                         --------------------------------------
                                   Title: Financial Services Officer
                                          -------------------------------------

     This Amendment has been consented to by the Investor Certificateholders pursuant to Section 11.1 of the Trust Agreement and Section 9.1 of the S&S Agreement.

                              PACIFIC MUTUAL LIFE INSURANCE
                              COMPANY


By: /s/ Audrey L. Milfs       By: /s/ William R. Schmidt
    ---------------------         ---------------------------------------------
Name: Audrey L. Milfs         Name: William R. Schmidt
      -------------------           -------------------------------------------
Title: Secretary              Title: Assistant Vice President
       ------------------            ------------------------------------------


                              GREAT-WEST LIFE & ANNUITY
                              INSURANCE COMPANY


                              By: /s/Julie Bock
                                  ---------------------------------------------
                              Name: Julie Bock
                                    -------------------------------------------
                              Title: Manager
                                     Private Placement Investments
                                     ------------------------------------------


                              By: /s/ James G. Lowery
                                  ---------------------------------------------
                              Name: James G. Lowery
                                    -------------------------------------------
                              Title: Assistant Vice President
                                     Private Placement Investments
                                     ------------------------------------------

     This Amendment is consented to by all the Noteholders and, at the direction of all the Noteholders hereby, by the Indenture Trustee pursuant to Section 5.5(d) of the Collateral Sharing and Security Agreement.

                              PACIFIC MUTUAL LIFE INSURANCE
                              COMPANY


By: /s/ Audrey L. Milfs       By: /s/ William R. Schmidt
    ---------------------         ---------------------------------------------
Name: Audrey L. Milfs         Name: William R. Schmidt
      -------------------           -------------------------------------------
Title: Secretary              Title: Assistant Vice President
       ------------------            ------------------------------------------


                              THE MUTUAL LIFE INSURANCE COMPANY
                              OF NEW YORK


                              By: /s/ Peter W. Oliver
                                  ---------------------------------------------
                              Name: Peter W. Oliver
                                    -------------------------------------------
                              Title:  Managing Director
                                     ------------------------------------------


                              MONY LIFE INSURANCE COMPANY OF
                              AMERICA


                              By: /s/ Peter W. Oliver
                                  ---------------------------------------------
                              Name: Peter W. Oliver
                                    -------------------------------------------
                              Title: Authorized Agent
                                     ------------------------------------------


                              PROVIDENT LIFE AND ACCIDENT
                              INSURANCE COMPANY


                              By: /s/ David Fusell
                                  ---------------------------------------------
                              Name: David Fusell
                                    -------------------------------------------
                              Title: Vice President Securities Department
                                     ------------------------------------------


                              GREAT-WEST LIFE & ANNUITY
                              INSURANCE COMPANY


By: /s/Julie Bock             By: /s/ James G. Lowery
    ------------------------      ---------------------------------------------
Name:  Julie Bock             Name:  James G. Lowery
      ----------------------        -------------------------------------------
Title: Manager Private        Title: Assistant Vice President
       Placement Investments         Private Placement Investments
       ---------------------         ------------------------------------------


                              CHEMICAL BANK, as Indenture Trustee


                              By: /s/ Dennis Kildea
                                  ---------------------------------------------
                              Name: Dennis Kildea
                                    -------------------------------------------
                              Title: Trust Officer
                                     ------------------------------------------

                                      APPENDIX A

                              PART I - TRUST DEFINITIONS


          All terms defined in this Appendix shall have the defined meanings when used in any of the Basic Trust Documents, unless otherwise defined therein.

          ADDITIONAL DISTRIBUTIONS: With respect to any Distribution Date, if Liquidated Damages have been paid since the Closing Date or the immediately preceding Distribution Date, as applicable, and such payment was required to be made as a result of a default by any FRGC Party intended to cause the payment of Liquidated Damages (with any FRGC Party being presumed for purposes of this definition to have intended any default that was reasonably within the ability or control of any FRGC Party to avoid or prevent), an amount equal to the applicable Fixed Percentage for such Distribution Date multiplied by the Additional Net Distribution Amount.

          ADDITIONAL NET DISTRIBUTION AMOUNT: With respect to any Distribution Date, the amount determined pursuant to clause (iii) of the definition of Aggregate Return of Capital.

          AFFILIATE: With respect to any specified Person, any other Person controlling, controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          AGGREGATE FIXED RETURN: With respect to any Distribution Date, the sum of (i) the Monthly Fixed Return for such Distribution Date, (ii) any outstanding Fixed Return Shortfall as of the close of the preceding Distribution Date and (iii) one-twelfth of the Fixed Return Rate multiplied by the Fixed Return Shortfall as of the close of the preceding Distribution Date.

          AGGREGATE RETURN OF CAPITAL: With respect to any Distribution Date, the sum of (i) the Monthly Return Of Capital for such Distribution Date,
(ii) any outstanding Return Of Capital Shortfall as of the close of the preceding Distribution Date and (iii) 79.5% of the Liquidated Damages Amount required to be paid to the Trust and that has not previously been paid to the Trust; provided that to the extent the amount determined pursuant to this clause (iii) would cause the Investor Certificate Balance on such Distribution Date to be decreased below the aggregate Discounted Present Value of all Purchased Contract Receivables with respect to which Liquidated Damages have not been paid, then the amount to be used for purposes of this clause (iii) shall be reduced to the amount necessary to prevent such event.

          BASIC DOCUMENTS: The Basic Trust Documents and the Basic Note Documents (as defined in the Indenture).

          BASIC TRUST DOCUMENTS: The Certificates, the Certificate Purchase Agreements, the Certificate of Trust, the Trust Agreement, the Sale and Servicing Agreement, the Guarantees, the Mortgage and the Collateral Sharing and Security Agreement.

          BENEFIT PLAN:  As defined in Section 3.5 of the Trust Agreement.

          BUSINESS DAY: Any day other than a Saturday, a Sunday or any other day on which banking institutions in New York, New York or Wilmington, Delaware are authorized or obligated by law, executive order or governmental decree to be closed.

          BUSINESS INTERRUPTION INSURANCE: As defined in Section 3.2(q) of the Sale and Servicing Agreement.

          BUSINESS TRUST STATUTE: Chapter 38 of Title 12 of the Delaware Code, 12 DEL. CODE Sections 3801 ET SEQ., as the same may be amended from time to time.

          CAPITAL ACCOUNT:  As defined in Section 6.1 of the Trust Agreement.

          CERTIFICATEHOLDER: An Investor Certificateholder or a Residual Certificateholder.

          CERTIFICATE OF TRUST: The certificate of trust of the Trust substantially in the form of EXHIBIT C to the Trust Agreement to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

          CERTIFICATE PURCHASE AGREEMENTS: The several certificate purchase agreements, dated as of November 21, 1995, among the Trust, HGSC, HIG and the respective purchasers named therein, providing for the sale and purchase of the Investor Certificates.

          CERTIFICATES:  The Investor Certificates and the Residual Certificate.


          CLOSING CONDITIONS: The conditions to the closing of the transactions contemplated by the Basic Documents which are set forth on Appendix C to the Sale and Servicing Agreement and Schedule 3 to the Trust Agreement.

          CLOSING DATE:  November 22, 1995.

          CODE: The Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations promulgated thereunder.

          COLLATERAL SHARING AND SECURITY AGREEMENT: The Collateral Sharing and Security Agreement substantially in the form of EXHIBIT C to the Sale and Servicing Agreement, as amended and supplemented from time to time.

          COLLATERAL TRUSTEE: As defined in the Collateral Sharing and Security Agreement.

          COLLECTED AMOUNT: With respect to any Distribution Date, the total collections (other than payments of Liquidated Damages) received by the Trust in respect of the Purchased Contract Receivables during the Monthly Period relating to such Distribution Date.

          COLLECTION ACCOUNT: The account designated as such, established and maintained pursuant to Section 5.1(a) of the Trust Agreement.

          CONSOLIDATED NET WORTH: Of the Residual Certificateholder, as of any date, all amounts that would be included under partnership capital or stockholders' equity, as the case may be, of the Residual Certificateholder, determined on a fair market value basis, by the general partner or the Board of Directors of the Residual Certificateholder in good faith, minus the amount of the Investor Certificates and the Residual Certificate held by the Residual Certificateholder.

          CONTRACT: Each of the contracts described on Schedule 2 to the Sale and Servicing Agreement.

          CONTRACT RECEIVABLES: With respect to each Contract, the indebtedness and payment obligations arising from or relating to storage charges designated in such Contract as "D1" and deliverability charges designated as "D2" (including, without limitation, any Contract Regulatory Receivables).

          CONTRACT REGULATORY RECEIVABLES: With respect to any Contract, any increase in the Contract Receivables in respect of such Contract arising from or relating to a redetermination by the appropriate regulatory body of the storage or deliverability charges payable thereunder in accordance with the terms of such Contract, excluding any Contract Regulatory Receivables relating to a Contract for which Liquidated Damages have been paid pursuant to Section 5.2 of the Sale and Servicing Agreement.

          CONTRACTUAL OBLIGATION: As to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          CORPORATE TRUST OFFICE: With respect to the Owner Trustee, the principal office at which at any particular time the corporate trust business of the Owner Trustee shall be administered, which offices at the Closing Date are located at 1105 North Market Street, Wilmington, Delaware, Attention: Corporate Trust Administration.

          CRYSTAL:  Crystal Oil Company, a Louisiana corporation.

          CUT-OFF DATE:  December 1, 1995.

          DISCOUNTED PRESENT VALUE: As of any Distribution Date with respect to the Purchased Contract Receivables, the sum of the amounts set forth on
Schedule 4 to the Sale and Servicing Agreement as the "Liquidated Damages Amount" for each Purchased

Contract Receivable after giving effect to the distributions paid on such Distribution Date.

          DISTRIBUTION DATE: With respect to a Monthly Period, the fifth day of the next succeeding calendar month or, if such fifth day is not a Business Day, the next succeeding Business Day, commencing January 5, 1996.

          ELIGIBLE ACCOUNT: A segregated trust account with an Eligible Institution.

          ELIGIBLE INSTITUTION: A depository institution organized under the laws of the United States of America or any State (or any domestic branch of a foreign bank), (A) which either (1) has a long-term unsecured debt rating of at least A+ from the Rating Agency at the time of any deposit therein (or, if such obligations are at the time of such deposit not rated by the Rating Agency but are rated at least A+ by Standard & Poor's ("S&P") and at least A1 by Moody's Investor Services Inc. ("Moody's"), provided that if such obligations are rated by only one of S&P or Moody's, such rating shall be sufficient) or (2) is a federal or state charter depository institution subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. Section 9.10(b),
(B) whose deposits are insured by the FDIC and (C) having a combined capital and surplus of at least $250,000,000 as set forth in its most recent published annual report of condition.

          ELIGIBLE INVESTMENTS: Book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

            (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States of America;

           (ii) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank); and subject to supervision and examination by Federal or State banking or depository institution authorities; PROVIDED, HOWEVER, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from the Rating Agency (or an equivalent of S&P or Moody's) for short-term unsecured debt obligations or certificates of deposit granted thereby of at least D-1 (or an equivalent of S&P or Moody's);

          (iii) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from the Rating Agency (or an equivalent of S&P or Moody's) for short-term unsecured debt obligations granted thereby of at least D-1 (or an equivalent of S&P or Moody's);

           (iv) investments in money market or common trust funds having a rating from the Rating Agency (or an equivalent of S&P or Moody's) for short-term unsecured debt obligations granted thereby of at least D-1 (or an equivalent of S&P or Moody's) (including funds for which the Owner Trustee or any of its Affiliates is investment manager or advisor, so long as such fund shall have such rating);

            (v) bankers' acceptances issued by any depository institution or trust company referred to in clause (ii) above; and

           (vi) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii);

in each case maturing not later than the Business Day immediately preceding the next Distribution Date.

          ELIGIBLE OBLIGOR: Any Obligor listed on Schedule 1 to the Sale and Servicing Agreement.

          ELIGIBLE RECEIVABLE:  Each Contract Receivable:

            a. that constitutes an account within the meaning of Section 9-106 of the UCC of the State the law of which governs the perfection of the interest granted in it;

            b. that is denominated and payable only in United States dollars in the United States;

            c. that was created in the ordinary course of business from the sale of services of the Seller and in accordance with its historical credit and collection policies;

            d. with respect to which all installments due and payable prior to the Closing Date have been paid in full;

            e. that, together with the Contracts underlying such Contract Receivable, was created in accordance with and does not contravene any applicable law, rule or regulation and in connection with which the Seller is not in violation of any law, rule or regulation;

            f. that is not a Contract Receivable purchased by the Seller from any Person;

            g. that is not a Contract Receivable for which the Seller has established an offsetting specific reserve;

            h. with respect to which all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Seller in connection with the creation of such Contract Receivable and the related Contract have been duly obtained, effected or given and are in full force and effect;

            i. which has not been satisfied, subordinated or rescinded and with respect to which the Seller is not in default in any material respect under the terms of the Contract from which such Contract Receivable arose;

            j. which through the Basic Trust Documents has been the subject of either (A) a valid sale and assignment from the Seller to the Trust of all the Seller's right, title and interest therein (including any proceeds thereof) which results in the Trust having good title thereto, or (B) if not (A), the grant of a first priority perfected security interest therein (and in the proceeds thereof) to the Trust, in the case of each of clauses (A) and (B), free and clear of all Liens other than Permitted Liens;

            k. with respect to which the Seller or its designee has duly given all notices of assignment in form and substance required to permit the legal, valid and enforceable assignment of such Contract Receivable by the Seller to the Trust, and is otherwise in compliance in all material respects with applicable law, all such notices are in full force and effect and such Contract Receivable is not subject to any right of rescission or set-off or, to the extent currently payable or asserted, any right of counterclaim or any other defense that is enforceable against the Trust;

            l. that, together with the related Contract, will at all times (including after giving effect to the assignment of the Purchased Contract Receivables to the Trust) be the legal, valid and binding payment obligation and contract, as the case may be, of the Obligor thereon, enforceable against such Obligor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, and except as to any immaterial provision of any Contract the lack of enforceability of which would not affect the enforceability of the payment obligations of the Obligor in respect of any Purchased Contract Receivable;

            m. with respect to which, on or before the Closing Date, the Seller has not (i) taken any action that would impair the rights of the Trust or the holders of the Investor Certificates with respect to the Purchased Contract Receivables or the other Purchased Property or (ii) failed to take any action, that was necessary to avoid impairing the rights of the Trust or the holders of the Investor Certificates; and

            n. with respect to which no action, claim or proceeding is pending or, to the knowledge of Seller, threatened which would adversely affect the payment or enforceability of the Purchased Contract Receivables.

          ERISA: The Employee Retirement Income Security Act of 1974, as amended.

          EVENT OF FORCE MAJEURE: An event of "force majeure" (as such term is defined in each Contract).

          EXCESS PAYMENTS: As defined in the definition of Liquidated Damages Amount.

          FDIC:  Federal Deposit Insurance Corporation or any successor agency.

          FIXED PERCENTAGE: With respect to any Distribution Date, the percentage set forth on Schedule 4 to the Sale and Servicing Agreement for such Distribution Date.

          FIXED RETURN RATE:  7.52%

          FIXED RETURN SHORTFALL: With respect to the close of any Distribution Date, the Aggregate Fixed Return for such Distribution Date that was not paid on such Distribution Date.

          FRGC:  First Reserve Gas Company, a Delaware corporation.

          FRGC PARTIES: Collectively, FRGC, HIG, HGSC and any successors or permitted assigns to any of them.

          GAAP: Generally accepted accounting principles in the United States of America in effect from time to time.

          GENERAL ACCOUNT ASSETS: The assets of an Investor Certificateholder that is an insurance company, other than assets allocated to a "separate account" (as defined in ERISA) maintained by such Investor Certificateholder.

          GOVERNMENTAL AUTHORITY: Any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          GUARANTEE: The Guarantee substantially in the form of EXHIBIT A to the Sale and Servicing Agreement, as amended and supplemented from time to time.

          HGSC: Hattiesburg Gas Storage Company, a Delaware general partnership.

          HIG: Hattiesburg Industrial Gas Sales Company, a Delaware corporation.

          INDEBTEDNESS: Of any Person at any date: (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices); (ii) any other indebtedness which is evidenced by a note, bond, debenture or similar instrument; (iii) all capital lease obligations of such Person; (iv) all obligations of such Person in respect of outstanding letters of credit, acceptances and similar obligations created for the account of such Person; and
(v) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof. The Indebtedness of any Person shall include any Indebtedness of any partnership in which such Person is the general partner.

          INDENTURE: The Indenture, dated as of November 21, 1995, among HGSC, HIG and the Indenture Trustee, as amended and supplemented from time to time.

          INDENTURE TRUSTEE: Chemical Bank, not in its individual capacity but solely as trustee under the Indenture, or any successor trustee under the Indenture.

          INITIAL INVESTORS: The purchasers of the Investor Certificates pursuant to the Certificate Purchase Agreement.

          INITIAL REQUIRED NET WORTH:  $1,000,000.

          INITIAL RESIDUAL CAPITAL:  $8,836,332.40.

          INSOLVENCY EVENT: With respect to a specified Person, (i) the entry of a decree or order by a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver, liquidator or other similar official for such Person, in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of such Person's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; (ii) the consent by such Person to the appointment of a trustee, conservator, receiver, liquidator or other similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to such Person or of or relating to substantially all of such Person's property, or
(iii) such Person shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

          INSTITUTIONAL INVESTOR: (a) any original purchaser of an Investor Certificate, (b) any Investor Certificateholder holding more than 25% of the Investor Certificate Balance and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

          INVESTMENT ACCOUNT:  As defined in Section 5.1(b) of the Trust
Agreement.

          INVESTOR CERTIFICATE: Any of the investor certificates executed by the Owner Trustee and authenticated by the Owner Trustee in substantially the form set forth in EXHIBIT A to the Trust Agreement.

          INVESTOR CERTIFICATE BALANCE: Initially, as of the Closing Date, $33,956,317.84 and, on any Distribution Date thereafter, the initial Investor Certificate Balance reduced by all distributions in respect of Aggregate Return Of Capital actually made to Investor Certificateholders on or prior to such date pursuant to clause (ii) of Section 5.2(d) of the Trust Agreement and, when the term is used with respect to any Investor Certificate, such Investor Certificate's pro rata portion of the Investor Certificate Balance of all Investor Certificates.

          INVESTOR CERTIFICATEHOLDER: A Person in whose name an Investor Certificate is registered pursuant to the terms of the Trust Agreement.

          INVESTOR CERTIFICATE REGISTER: The register of Investor Certificates specified in Section 3.4 of the Trust Agreement.

          INVESTOR CERTIFICATE REGISTRAR: The registrar at any time of the Investor Certificate Register, appointed pursuant to Section 3.4 of the Trust Agreement.

          LIEN: Any security interest, lien, charge, pledge, equity or encumbrance of any kind.

          LIQUIDATED DAMAGES: As defined in Section 5.2(a) of the Sale and Servicing Agreement.

          LIQUIDATED DAMAGES AMOUNT: With respect to any payment of Liquidated Damages, for a specific Purchased Contract Receivable (i) the amount set forth on Schedule 4 to the Sale and Servicing Agreement for such Purchased Contract Receivable as the "Liquidated Damages Amount" for the Distribution Date immediately preceding the date of the breach triggering the obligation to pay such Liquidated Damages minus (ii) all payments received by the Trust on such Purchased Contract Receivable since such Distribution Date and prior to the date on which the Liquidated Damages are paid.

          LOCKBOX: The post office boxes to which the Obligors may be instructed to remit payments on the Purchased Contract Receivables.

          LOCKBOX ACCOUNT: Any intervening deposit account, established in the name of the Owner Trustee, used for deposit of funds received in a Lockbox prior to their transfer to the Collection Account.

          MAJORITY CERTIFICATEHOLDERS: Investor Certificateholders whose Investor Certificates represent greater than 50 percent of the Voting Interests as of the close of the preceding Distribution Date.

          MATERIAL ADVERSE EFFECT: A material adverse effect on (a) the business, operations, property or condition (financial or otherwise) of the FRGC Parties, (b) the ability of any of the FRGC Parties to perform their respective obligations under the Basic Trust Documents, (c) the validity or enforceability of any of the Basic Trust Documents against any of the FRGC Parties or (d) the rights or remedies of the Owner Trustee or the Investor Certificateholders under or with respect to the Basic Trust Documents.

          MONTHLY DEPOSIT AMOUNT:  $180,000.

          MONTHLY FIXED RETURN: With respect to any Distribution Date, a return equal to one-twelfth of the Fixed Return Rate multiplied by the Investor Certificate Balance as of the immediately preceding Distribution Date and after giving effect to any distributions on such immediately preceding Distribution Date (or, in the case of the first Distribution Date, based on the Investor Certificate Balance as of the Closing Date and pro-rata for the number of days from the Closing Date to but excluding such Distribution Date based on a 360 day year of twelve 30-day months).

          MONTHLY PERIOD:  Each calendar month.

          MONTHLY RETURN OF CAPITAL: With respect to any Distribution Date, the amount set forth in the column labelled "Scheduled Monthly Return of Capital" for such Distribution Date on Schedule 1 to the Trust Agreement.

          MORTGAGE: The Deed of Trust, Security Agreement and Fixture Filing, substantially in the form of EXHIBIT F to the Sale and Servicing Agreement, pursuant to which the Seller has mortgaged the Storage Facilities to the Collateral Trustee, as amended and supplemented from time to time.

          NOTES: The 8.12% Secured Guaranteed Notes due 2005 issued by HGSC and authenticated by the Indenture Trustee under the Indenture.

          OBLIGOR: Each party obligated to make payment with respect to any Contract Receivable, including any guarantor thereof.

          OPERATOR: HIG in its capacity as the operator of the Storage Facilities under the Sale and Servicing Agreement, or its successor in interest pursuant to Section 13 of the Collateral Sharing and Security Agreement.

          OPINION OF COUNSEL: A written opinion of counsel, who may, except as otherwise expressly provided, be an employee of the Seller or the Servicer.

          OWNER TRUST ESTATE: All right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to Article II of the Sale and Servicing Agreement or pursuant to the Trust Agreement, all funds on deposit from time to time in the Collection Account and the Investment Account and all other property of the Trust from time to time, including any rights of the Owner Trustee and

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the Trust pursuant to the Sale and Servicing Agreement and the other Basic Trust
Documents to which the Trust is a party.

          OWNER TRUSTEE: Wilmington Trust Company, not in its individual capacity but solely as owner trustee under the Trust Agreement, or any successor owner trustee under the Trust Agreement.

          PAYING AGENT: The paying agent for distributions to the Investor Certificateholders appointed pursuant to Section 3.10 of the Trust Agreement.

          PERMITTED LIENS: Collectively, (i) statutory Liens for taxes, labor or materials where payment for such items is not yet delinquent; and (ii) any defects or imperfections of title, easements, surface leases or rights or plat restrictions that are not material in character, amount or extent and do not materially detract from the value, or materially interfere with the use, of the properties of the Servicer or the Seller, or materially prevent the Servicer or the Seller from receiving revenues from such properties or otherwise materially impair, or increase the cost of, the business operations being conducted thereon.

          PERSON: Any legal person, including any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          PLAN: An employee benefit plan subject to Part 4 of subtitle B of Title I of ERISA and any plan within the meaning of Section 4975(c)(1) of the Code.

          PURCHASED CONTRACT RECEIVABLES: (i) All Contract Receivables due pursuant to the terms of the Contracts in 1995 (but only after the Cut-off
Date), 1996, 1997, 1998, 1999 and through June 30, 2000, and (ii) all Contract Regulatory Receivables due during the period on and after July 1, 2000 through June 30, 2001.

          PURCHASED PROPERTY: As defined in Section 2.1 of the Sale and Servicing Agreement.

          PURCHASE PRICE:  $42,712,351.02.

          RATING AGENCY: Duff & Phelps Credit Rating Co. or, if Duff & Phelps Credit Rating Co. is unable to act as Rating Agency, another nationally recognized rating agency selected by the Seller.

          RATING AGENCY CONDITION: With respect to any action, the condition that the Rating Agency shall have been given at least 10 days (or such shorter period as is acceptable to the Rating Agency) prior notice thereof and that the Rating Agency shall have notified the Seller, the Servicer and the Trust in writing that such action shall not result in a downgrade or withdrawal of the then current rating of the Investor Certificates.

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          RECORD DATE:  With respect to any Distribution Date, the first
Business Day preceding such Distribution Date.

          REGULATORY INCREASE: A redetermination by the appropriate regulatory body of the charges payable under any Contract in accordance with the terms thereof.

          REINVESTMENT INCOME: As defined in Section 4.7 of the Sale and Servicing Agreement.

          REQUIREMENT OF LAW: As to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          RESIDUAL CERTIFICATE: The residual certificate executed by the Owner Trustee and authenticated by the Owner Trustee in substantially the form set forth in EXHIBIT B to the Trust Agreement.

          RESIDUAL CERTIFICATEHOLDER: The Person in whose name the Residual Certificate is registered pursuant to the terms of the Trust Agreement.

          RESPONSIBLE OFFICER: With respect to the Owner Trustee, any officer within the Corporate Trust Office of the Owner Trustee customarily responsible for performing the functions contemplated by the Basic Documents, and, with respect to any other Person, the President, any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer or assistant officer of such Person customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          RETURN OF CAPITAL SHORTFALL: With respect to any Distribution Date, the Aggregate Return of Capital for such Distribution Date that was not paid on such Distribution Date.

          S&S SELLER OBLIGATIONS: As defined in the Collateral Sharing and Security Agreement.

          SALE AND SERVICING AGREEMENT: The Sale and Servicing Agreement dated as of November 21, 1995, among the Seller, the Servicer and the Trust, as amended and supplemented from time to time.

          SERVICER: HIG in its capacity as the Servicer of the Purchased Contract Receivables under the Sale and Servicing Agreement, or its successor in interest.

          SERVICER'S CERTIFICATE: A certificate, completed by and executed on behalf of the Servicer, in accordance with Section 5.2(b) of the Trust Agreement.

          STATE: Any one of the 50 States of the United States of America or the District of Columbia.

          STORAGE FACILITIES: As set forth on Schedule 7 to the Sale and Servicing Agreement.

          SUBSIDIARY: As to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

          SUPERMAJORITY CERTIFICATEHOLDERS: Investor Certificateholders whose Investor Certificates represent at least two-thirds of the Voting Interests as of the close of the preceding Distribution Date.

          TOTAL AVAILABLE AMOUNT: With respect to a Distribution Date, the sum of (i) the Collected Amount for such Distribution Date, (ii) the amount transferred from the Investment Account to the Collection Account with respect to such Distribution Date pursuant to Section 5.2(c)(ii) of the Trust Agreement and (iii) the amount transferred to the Collection Account pursuant to Section 5.1(a) of the Trust Agreement in regard to the funds received by the Trust from the sale of Certificates but not used to acquire the Purchased Contract Receivables.

          TREASURY REGULATIONS: The regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

          TRUST: FRGC Owner Trust, a Delaware business trust created by the Trust Agreement.

          TRUST AGREEMENT: The Trust Agreement, dated as of November 21, 1995, among the Servicer, the Seller and the Owner Trustee, as amended and supplemented from time to time.

          UCC: The Uniform Commercial Code as in effect in the relevant jurisdiction (or if no such jurisdiction is relevant, as in effect in the State of New York).

          UNDERTAKING LETTER:   The letter referred to in Section 3.5 of the
Trust Agreement.

          VOTING INTERESTS: As of any date, the aggregate Investor Certificate Balance of all Investor Certificates outstanding; PROVIDED, HOWEVER, that Certificates owned by any FRGC Party, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be outstanding, except that, in determining whether the Owner Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Investor Certificates that the Owner Trustee knows to be so owned shall be so disregarded.

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